$1,000,000.00                                           Nashville, Tennessee
                                                        March 29, 1999


                          AMENDED AND RESTATED
                     SENIOR SECURED PROMISSORY NOTE

     FOR VALUE RECEIVED, the undersigned, TELTRONICS, INC., a Delaware corporation, TTG ACQUISITION CORP., a Delaware corporation, TELTRONICS/SRX, Inc., a Delaware corporation, AT SUPPLY, INC., a Texas corporation, and INTERACTIVE SOLUTIONS, INC., a Delaware corporation (the foregoing entities collectively referred to herein as the "Maker"), jointly and severally promise to pay to the order of SIRROM CAPITAL CORPORATION d/b/a TANDEM
CAPITAL, INC., a Tennessee corporation ("Payee" and, together with any subsequent holder(s) hereof, "Holder"), to Payee's account number
2020000089216 at First Union National Bank, Nashville, Tennessee, ABA routing number 064000059, or at such other place as Holder may designate to Maker in writing from time to time, on April 30, 2000 (the "Maturity Date"), the principal sum of ONE MILLION and NO/100 DOLLARS ($1,000,000.00), together with interest on the outstanding principal balance hereof from the date of each advance at the rate of twelve percent (12%) per annum computed on the basis of a 360-day year; provided that if the principal balance and all related accrued interest thereon shall not be paid in full by September 30, 1999, the interest rate on the outstanding principal balance hereof shall increase from and after such date to the rate of thirteen and one-half percent (13.5%) per annum computed on the basis of a 360-day year.

     Interest on the outstanding principal balance hereof shall be due and payable quarterly, in arrears, with the first installment being payable on May 15, 1999 and subsequent installments being payable on August 15, 1999, November 15, 2000, February 15, 2000 and thereafter on the Maturity Date, at which time the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full.

     The indebtedness evidenced hereby may be prepaid in whole or in part at any time and from time to time, without penalty. Any such prepayments shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

     Time is of the essence of this Amended and Restated Note (the "Note").

     This is the Note referenced in, and issued pursuant to, the Loan and Security Agreement of dated February 25, 1998 between the Maker and the Payee (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). The indebtedness evidenced by this Note was incurred pursuant to, and is governed and secured by the Loan Agreement and the other "Loan Documents" defined and referenced therein. Reference is made to the Loan Agreement for a description of the terms and conditions governing this Note and the indebtedness evidenced hereby, including but not limited to the circumstances under which the indebtedness evidenced by this Note may be declared, or may automatically become, immediately due and payable prior to the Maturity Date.

     To the extent permitted by applicable law, upon the occurrence of any Event of Default (as such term is defined in the Loan Agreement), at the option of Holder and without notice to Maker, all overdue interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate equal to the otherwise then-applicable interest rate plus an additional two percent (2%) per annum (computed on the basis of a 360-day year).

     If this Note is placed in the hands of an attorney for collection or for enforcement or protection of the security, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby or the enforcement or protection of the security, Maker and any endorsers hereof agree to pay to Holder an amount equal to all such costs, including, without limitation, all reasonable attorney's fees and all court costs.

     Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable laws. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     All interest accruing under this Note is subject to the terms of Section
8.7 of the Loan Agreement. Without limitation to the foregoing, all agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible under applicable laws in effect from time to time (the "Maximum Rate"). If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of said Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to said Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at said Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

     This Note shall be construed and enforced under the internal laws of the State of Tennessee, without reference to the conflict of laws principles thereof.

     As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

     [SIGNATURE PAGE TO SENIOR SECURED PROMISSORY NOTE ($1,000,000)]

                              MAKER:

                              TELTRONICS, INC.

                              By:       Mark E. Scott
                              Name:     Mark E. Scott
                              Its:      VP Finance

                              Attest:   William L. Hutchison
                              Name:     William L. Hutchison
                              Its:      Exec. VP

                              [CORPORATE SEAL]

                              TTG ACQUSITION CORP.

                              By:       Mark E. Scott
                              Name:     Mark E. Scott
                              Its:      VP Finance

                              Attest:   William L. Hutchison
                              Name:     William L. Hutchison
                              Its:      Asst. Secretary

                              [CORPORATE SEAL]

                              AT SUPPLY, INC.

                              By:       Mark E. Scott
                              Name:     Mark E. Scott
                              Its:      VP Finance

                              Attest:   William L. Hutchison
                              Name:     William L. Hutchison
                              Its:      Asst. Secretary

                              [CORPORATE SEAL]

                              INTERACTIVE SOLUTIONS, INC.

                              By:       Mark E. Scott
                              Name:     Mark E. Scott
                              Its:      VP Finance

                              Attest:   William L. Hutchison
                              Name:     William L. Hutchison
                              Its:      Asst. Secretary

                              [CORPORATE SEAL]

                              TELTRONICS/SRX, INC.

                              By:       Mark E. Scott
                              Name:     Mark E. Scott
                              Its:      VP Finance

                              Attest:   William L. Hutchison
                              Name:     William L. Hutchison
                              Its:      President

                              [CORPORATE SEAL]